EXHIBIT 10.71

                AGREEMENT TO EXTEND THE TERMINATION DATE FOR THE
                 WAREHOUSE NOTE PURCHASE AND SECURITY AGREEMENT


        THIS AGREEMENT TO EXTEND THE TERMINATION DATE FOR THE WAREHOUSE NOTE PURCHASE AND SECURITY AGREEMENT, dated as of May 1, 2004 (this "Extension Agreement"), among Nelnet Education Loan Funding, Inc. (the "Borrower"), Bank of America, N.A., as a facility agent, Deutsche Bank AG, New York Branch, as a facility agent, Societe Generale, as a facility agent, and Bank of America, N.A., as administrative agent (the "Administrative Agent"), extends the Termination Date (as described herein) for the Warehouse Note Purchase and Security Agreement, dated as of May 1, 2003 (as amended and supplemented, the "Warehouse Agreement"), among the Borrower, Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"), Wells Fargo Bank Minnesota, National Association, as eligible lender trustee (the "Eligible Lender Trustee"), YC SUSI Trust, as a conduit lender, Bank of America, N.A., as a facility agent and an alternate lender, Gemini Securitization Corp. and Sedona Capital Funding Corp., as conduit lenders, Deutsche Bank AG, New York Branch, as a facility agent and an alternate lender, Barton Capital Corporation, as a conduit lender, Societe Generale, as a facility agent and an alternate lender, and the Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Warehouse Agreement.

                                    RECITALS

        WHEREAS, the definition of Termination Date in Section 1.01 of the Warehouse Agreement provides that the Warehouse Agreement will terminate on the earliest to occur of (a) May 14, 2004 (unless such date is extended pursuant to Section 2.16 of the Warehouse Agreement); (b) any date designated by the Borrower as the date for terminating the entire Maximum Financing Amount pursuant to Section 2.03 of the Warehouse Agreement; (c) the date of the declaration or automatic occurrence of the Termination Date pursuant to Article VII of the Warehouse Agreement; and (d) the occurrence of a Program Support Termination Event; and

        WHEREAS, Section 2.16 of the Warehouse Agreement provides that the Termination Date with respect to each Facility Group may be extended beyond May 14, 2004 by a written agreement among the Borrower, such Facility Agent and the Administrative Agent, with notice to the Trustee, the Eligible Lender Trustee, Moody's and S&P; and

        WHEREAS, Section 2.16 of the Warehouse further provides that no renewal fee will be charged on each renewal prior to the third anniversary of the date of the Warehouse Agreement; and

        WHEREAS, the Borrower, Bank of America, N.A., as the Facility Agent for the Bank of America Facility Group, Deutsche Bank AG, New York Branch, as the Facility Agent for the Deutsche Bank Facility Group, Societe Generale, as the Facility Agent for the Societe Generale Facility Group, and the Administrative Agent have each agreed to extend the Termination Date to May 13, 2005, unless the Warehouse Agreement is earlier terminated pursuant to paragraphs (b), (c) of
(d) of the definition of Termination Date.


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        NOW THEREFORE, in consideration of the premises and the agreements contained in the Warehouse Agreement, the parties to this Extension Agreement hereby agree to extend the date contained in paragraph (a) of the definition of Termination Date from May 14, 2004 to May 13, 2005; and the Borrower shall cause notice of such extension of the Termination Date to be given to the Trustee, the Eligible Lender Trustee, Moody's and S&P pursuant to Section 2.16 of the Warehouse Agreement.

        IN WITNESS WHEREOF, the parties have caused this Extension Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       THE BORROWER:

                                       NELNET EDUCATION LOAN FUNDING, INC.



                                       By   /S/ Terry J. Heimes
                                         ---------------------------------------
                                                Terry J. Heimes, President

                                       THE BANK OF AMERICA FACILITY AGENT:

                                       BANK OF AMERICA, N.A.



                                       By    /S/ Elliot Lemon
                                             -----------------------------------
                                       Name:     Elliot Lemon
                                             -----------------------------------
                                       Title:    Vice President
                                             -----------------------------------

                                       THE DEUTSCHE BANK FACILITY AGENT:

                                       DEUTSCHE BANK AG, NEW YORK BRANCH



                                       By     /S/ David Mccollum
                                             -----------------------------------
                                       Name:      David Mccollum
                                             -----------------------------------
                                       Title:     Managing Director
                                             -----------------------------------



                                       By       /S/ Stanley Chao
                                              ----------------------------------
                                       Name:        Stanley Chao
                                              ----------------------------------
                                       Title:       Vice President
                                              ----------------------------------

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

                                       THE SOCIETE GENERALE FACILITY AGENT:

                                       SOCIETE GENERALE



                                       By    /S/ Paul Schmieder
                                             -----------------------------------
                                       Name:     Paul Schmieder
                                             -----------------------------------
                                       Title:    Director
                                             -----------------------------------



                                       By     /S/ Paul Schmieder
                                              ----------------------------------
                                       Name:      Paul Schmieder
                                              ----------------------------------
                                       Title:     Director
                                              ----------------------------------

                                       THE ADMINISTRATIVE AGENT:

                                       BANK OF AMERICA, N.A.



                                       By     /S/ Elliott Lemon
                                              ----------------------------------
                                       Name:      Elliot Lemon
                                              ----------------------------------
                                       Title:     Vice President
                                               ---------------------------------



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